                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 14, 1999



                                ASK JEEVES, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)





           000-26521                                       94-3334199
     (Commission File No.)                     (IRS Employer Identification No.)



                5858 HORTON ST., SUITE 350, EMERYVILLE, CA 94608
             (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (925) 603-9071



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ITEM 5.  OTHER EVENTS.

        This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained herein involve risks and uncertainties, including those relating to the completion of the merger transaction involving Ask Jeeves, Inc. ("Parent") and Net Effect Systems, Inc. (the "Company"), as scheduled, if at all, and those associated with the ability of Parent to achieve the anticipated benefits of the merger. Actual results and developments may differ materially from those described or incorporated by reference in this Report. For more information about Parent and the risks associated when investing in Parent, investors are directed to Parent's Registration Statement on Form S-1 and Parent's most recent report on Form 10-Q filed with the Securities and Exchange Commission (the "SEC").

        On November 14, 1999, Parent entered into an Agreement and Plan of Merger and Reorganization (the "Reorganization Agreement") with the Company and Neutral Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub").

        Subject to the terms and conditions of the Reorganization Agreement, Merger Sub will be merged with and into the Company (the "Merger") at the effective time of the Merger (the "Effective Time"), and the Company will become a wholly owned subsidiary of Parent. At the Effective Time, each then-outstanding share of common stock ($.01 par value) (including all shares of common stock of the Company issued upon conversion of all preferred stock of the Company and upon exercise of any outstanding warrant to purchase capital stock of the Company immediately prior to the Effective Time) will be converted into the right to receive the "Applicable Fraction" of a share of common stock of Parent ("Parent Common Stock"). The Applicable Fraction will be the fraction having a numerator equal to $210,000,000 and a denominator equal to the amount determined by multiplying (a) $114.43 by (b) the sum of (i) the aggregate number of shares of capital stock of the Company outstanding immediately prior to the Effective Time, plus (ii) the aggregate number of shares of capital stock of the Company (if any) issuable upon the exercise of any vested option, outstanding warrant or other right to acquire capital stock of the Company, or the conversion of any convertible securities, or the exercise of any option that will become exercisable as a result of the Merger, in each case as outstanding immediately prior to the Effective Time.

        In addition, Parent will assume outstanding options to acquire common stock of the Company.

        The Merger is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and is intended to be accounted for as a pooling-of-interests. The Merger is subject to the approval by the stockholders of the Company and other customer closing conditions.

        The foregoing summary of the principal terms of the Reorganization Agreement do not purport to be complete and are qualified in their entirety by reference to the Reorganization



                                       1.
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Agreement, a copy of which is attached hereto as Exhibit 2.1 and is hereby incorporated by reference.

        A copy of the press release issued by Parent on November 15, 1999 is attached hereto as Exhibit 99.1 and is hereby incorporated by reference herein.

        A registration statement relating to the Parent Common Stock to be issued in connection with the Merger has not been filed with the SEC. This report shall not constitute an offer to sell or the solicitation of an offer to buy any Parent Common Stock or any other security, and shall not constitute the solicitation of any vote with respect to the Merger.

ITEM 7.  EXHIBITS.



         2.1      Agreement and Plan of Merger and Reorganization, dated
                  November 14, 1999, by and among Ask Jeeves, Inc., a Delaware corporation, Neutral Acquisition Corp., a Delaware corporation, and Net Effect Systems, Inc., a Delaware corporation

         99.1     Press Release, dated as of November 15, 1999 entitled "Ask
                  Jeeves, Inc. to Acquire Net Effect Systems, Inc., Expanding
                  Question Answering Services for E-businesses through Real-Time
                  Live Help on the Web"



                                       2.
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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                   ASK JEEVES, INC.



Dated:  November 17, 1999                          By: /s/ Amy Slater
                                                       -------------------------
                                                            AMY SLATER
                                                   GENERAL COUNSEL AND SECRETARY


                                       3.

                                INDEX TO EXHIBITS




         2.1      Agreement and Plan of Merger and Reorganization, dated
                  November 14, 1999, by and among Ask Jeeves, Inc., a Delaware corporation, Neutral Acquisition Corp., a Delaware corporation, and Net Effect Systems, Inc., a Delaware corporation

         99.1     Press Release, dated as of November 15, 1999 entitled "Ask
                  Jeeves, Inc. to Acquire Net Effect Systems, Inc., Expanding
                  Question Answering Services for E-businesses through Real-Time
                  Live Help on the Web"



                                       4.